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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): August 18, 1995




                              MAJOR REALTY CORPORATION
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             (Exact name of registrant as specified in its charter)




                                   Delaware
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                 (State or other jurisdiction of incorporation)




             0-1748                                      59-0898509
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     (Commission File Number)                 (IRS Employer Identification No.)




5728 Major Boulevard, Suite 306, Orlando, Florida                       32819
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(Address of principal executive offices)                             (Zip Code)




Registrant's telephone number, including area code:   (407) 351-1111
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ITEM 5.   OTHER EVENTS


        Major Realty Corporation (NASDAQ: MAJR) announced it has sold 12.95 acres of multi-family land located at the northeast corner of Cason Cove Road and Mission Road in Orlando to National HealthCare L.P. for $1,000,000. The sales price was paid in cash at closing. The receipts from the sale will be used to reduce company debt and for company operations.
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, Major Realty Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MAJOR REALTY CORPORATION



                                          By:     /s/ David L. Treadwell
                                                  --------------------------
                                                  David L. Treadwell
                                                  Chairman and CEO


 August 30, 1995
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       Date